                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   July 24, 2003
                                                   ---------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                    0-25196                  51-0110823
           --------                    -------                  ----------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
     of incorporation)



                    6901 Glenn Highway, Cambridge, Ohio 43725
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (740) 435-2020
                                                    ----------------------------

Item 7.  Financial Statements and Exhibits.

                  (a) and (b)       Not applicable.

                  (c)               Exhibits.

                                    See Index to Exhibits.


Item 9.  Regulation FD Disclosure.

         On July 24, 2003, Camco Financial Corporation ("Camco") issued a press release announcing that Camco has been added to the Russell 2000(R) Index. The press release is attached hereto as Exhibit 99.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAMCO FINANCIAL CORPORATION



                                       By:  /s/ Richard C. Baylor
                                            ----------------------------------
                                            Richard C. Baylor, President


Date:  July 24, 2003

                                INDEX TO EXHIBITS


   Exhibit
   Number                            Description
   ------                            -----------

    99         Press Release of Camco Financial Corporation dated July 24, 2003.